UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2013

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 15, 2013, McKesson Corporation (the “Company”) entered into Amendment No. 1 (the “Credit Agreement Amendment”) to its syndicated $1.3 billion five-year senior unsecured Credit Agreement, dated as of September 23, 2011 (the “Credit Agreement”), with McKesson Canada Corporation, as co-borrower, Bank of America, N.A., as administrative agent, Bank of America, N.A. (acting through its Canada branch), as Canadian administrative agent, and the lenders party thereto. The Credit Agreement Amendment increased the maximum debt to capital ratio covenant from 56.5% to 65%. The Credit Agreement Amendment also added a cure period with respect to defaults under the Credit Agreement relating to Celesio AG (“Celesio”) or any of its subsidiaries. The cure period allows the Company to remedy any default during the period beginning on the closing date of the Bridge Term Loan Agreement, dated as of October 23, 2013 (the “Bridge Loan Agreement”), and ending on the later of (i) 90 days from and including such closing date and (ii) 60 days following the discovery by a responsible officer of the Company of such default.

On November 15, 2013, the Company entered into Amendment No. 3 (the “Receivables Purchase Agreement Amendment”) to its Fourth Amended and Restated Receivables Purchase Agreement, dated as of May 18, 2011 (the “Receivables Purchase Agreement”), with CGSF Funding Corporation, as seller, the conduit purchasers party thereto, the committed purchasers party thereto, the managing agents party thereto and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (as successor to JPMorgan Chase Bank, N.A.), as collateral agent. The Receivables Purchase Agreement Amendment increased the maximum debt to capital ratio covenant from 56.5% to 65%. The Receivables Purchase Agreement Amendment also added a cure period with respect to defaults under the Credit Agreement relating to Celesio or any of its subsidiaries, which is substantially similar to the cure period provided by the Credit Agreement Amendment, as discussed above. Additionally, the Receivables Purchase Agreement Amendment, among certain other modifications, extended the facility termination date from November 15, 2013 to November 14, 2014.

The above descriptions of the Credit Agreement Amendment and Receivables Purchase Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the executed copies of the amendments and agreements, attached hereto as Exhibits 10.1 and 10.2, respectively, which are incorporated herein by reference.

Item 8.01	Other Events.

On November 13, 2013, the Company entered into Amendment No. 1 to its $5.5 billion 364-day unsecured Bridge Loan Agreement, with Bank of America, N.A., as administrative agent, and the lenders party thereto, to clarify a closing condition regarding the requirement to provide certain financial statements of Celesio.

The foregoing description of the amendment to the Bridge Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the executed copy of the amendment and Bridge Loan Agreement, attached hereto as Exhibit 10.3, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1, dated November 15, 2013, to the Credit Agreement, dated as of September 23, 2011, among the Company and McKesson Canada Corporation, collectively, the Borrowers, Bank of America, N.A. as Administrative Agent, Bank of America, N.A. (acting through its Canada branch), as Canadian Administrative Agent, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, Wells Fargo Bank, National Association as L/C Issuer, The Bank of Tokyo-Mitsubishi UFJ, LTD., The Bank of Nova Scotia and U.S. Bank National Association as Co-Documentation Agents, and The Other Lenders Party Thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Sole Lead Arranger and Sole Book Manager.

10.2	Amendment No. 3, dated as of November 15, 2013, Amendment No. 2, dated as of May 15, 2013, and Amendment No. 1, dated as of May 16, 2012, to the Fourth Amended and Restated Receivables Purchase Agreement and Fourth Amended and Restated Receivables Purchase Agreement, dated as of May 18, 2011, among the Company, as servicer, CGSF Funding Corporation, as seller, the several conduit purchasers from time to time party to the Agreement, the several committed purchasers from time to time party to the Agreement, the several managing agents from time to time party to the Agreement, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (as successor to JPMorgan Chase Bank, N.A.), as collateral agent.

10.3	Amendment No. 1, dated as of November 13, 2013, to the Senior Bridge Term Loan Agreement, dated as of October 23, 2013, among McKesson Corporation, Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 21, 2013

McKesson Corporation

	By:	/s/ Laureen E. Seeger
Laureen E. Seeger
Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1, dated November 15, 2013, to the Credit Agreement, dated as of September 23, 2011, among the Company and McKesson Canada Corporation, collectively, the Borrowers, Bank of America, N.A. as Administrative Agent, Bank of America, N.A. (acting through its Canada branch), as Canadian Administrative Agent, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, Wells Fargo Bank, National Association as L/C Issuer, The Bank of Tokyo-Mitsubishi UFJ, LTD., The Bank of Nova Scotia and U.S. Bank National Association as Co-Documentation Agents, and The Other Lenders Party Thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Sole Lead Arranger and Sole Book Manager.

10.2	Amendment No. 3, dated as of November 15, 2013, Amendment No. 2, dated as of May 15, 2013, and Amendment No. 1, dated as of May 16, 2012, to the Fourth Amended and Restated Receivables Purchase Agreement and Fourth Amended and Restated Receivables Purchase Agreement, dated as of May 18, 2011, among the Company, as servicer, CGSF Funding Corporation, as seller, the several conduit purchasers from time to time party to the Agreement, the several committed purchasers from time to time party to the Agreement, the several managing agents from time to time party to the Agreement, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (as successor to JPMorgan Chase Bank, N.A.), as collateral agent.

10.3	Amendment No. 1, dated as of November 13, 2013, to the Senior Bridge Term Loan Agreement, dated as of October 23, 2013, among McKesson Corporation, Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.